                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                            Plumtree Software, Inc.
                            -----------------------
             (Exact name of Registrant as specified in its charter)

             Delaware                                   94-3249110
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(State of incorporation or organization          (IRS Employer I.D. No.)

                  500 Sansome Street, San Francisco, CA 94111
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                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class              Name of each exchange on which
           to be so registered              each class is to be registered
           -------------------              ------------------------------
                        None                                    None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

Securities Act registration statement file number to which this form relates (if applicable): Not applicable.

Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, $0.001 Par Value
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Item 1.    Description of Securities to be Registered.
           ------------------------------------------

         Incorporated by reference to "Description of Capital Stock" and "Shares Eligible for Future Sales" sections of the Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on September 15, 2000, as amended (file number 333-45950) (the "S-1 Registration Statement").

Item 2.    Exhibits
           --------

         The following exhibits are filed as part of this Registration
     Statement:

     * 3.1 Form of Certificate of Incorporation of Registrant to be filed following the closing of the Registrant's initial public offering.

     * 3.2  By-laws of the Registrant

     * 3.3  Amended and Restated Certificate of Incorporation

     * 4.1  Specimen Common Stock Certificate

     * Incorporated by reference to the S-1 Registration Statement

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  May 30, 2002        Plumtree Software, Inc.


                              By: /s/ Eric Borrmann
                                  -----------------------
                                  Eric Borrmann
                                  Chief Financial Officer

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